Exhibit 99.3

Electromed Announces CEO’s Planned Retirement

NEW PRAGUE, Minn.--(BUSINESS WIRE)--Electromed, Inc. (NYSE American: ELMD), a leader in innovative airway clearance technologies, today announced that Jim Cunniff expects to retire as President and Chief Executive Officer, on or about April 2, 2027. Upon his retirement, he will resign from the Company’s Board of Directors. The Board of Directors intends to conduct a national search for Electromed’s next President and Chief Executive Officer and has engaged an executive search firm to assist in the process.

Mr. Cunniff has served as the Company’s President and Chief Executive Officer and as a member of its Board of Directors since 2023. During his tenure, he has strengthened Electromed’s position as a leader in HFCWO airway clearance technology, has delivered consistent double-digit net revenues growth and significant operating margin expansion, which has led to improved shareholder value.

“It has been an honor to lead Electromed over the last three years. Our company just delivered its 15th consecutive quarter of year-over-year revenue and profit growth, has a talented and successful leadership team, and is well positioned for continued success. I look forward to working with the board and management team over the coming months to identify an exemplary leader for our business and help ensure a successful transition.”

“On behalf of the board, I would like to thank Jim for his positive impact on our business, the patients we serve, and our shareholders during his tenure as CEO and a member of our board,” said Kathleen Skarvan, Chair of the Board of Directors. “The board is committed to selecting a world-class successor, and we are grateful to have his continued leadership and guidance throughout this transition process.”

 About Electromed, Inc.

Electromed, Inc. manufactures, markets, and sells products that provide airway clearance therapy, including the SmartVest® Airway Clearance System, to patients with compromised pulmonary function. It is headquartered in New Prague, Minnesota, and was founded in 1992. Further information about Electromed can be found at www.smartvest.com.

 Cautionary Statements

Certain statements in this press release, including the timing and outcomes of potential executive transitions, constitute forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can generally be identified by words such as “expect,” “will,” and similar expressions, including the negative of these terms, but they are not the exclusive means of identifying such statements. Forward-looking statements cannot be guaranteed, and actual results may vary materially due to the uncertainties and risks, known or unknown, associated with such statements. Examples of risks and uncertainties for the company include, but are not limited to, our ability to obtain reimbursement from Medicare, Medicaid, or private insurance payers for our products; component or raw material shortages, changes to lead times or significant price increases, inflationary trends in electronic components, and uncertainty related to trade regulations (including, but not limited to, changes to tariffs); adverse changes to state and federal health care regulations; our ability to maintain regulatory compliance and to gain future regulatory approvals and clearances; entry of new competitors including new drug or pharmaceutical discoveries; adverse economic and business conditions or intense competition; wage and component price inflation; rising energy costs and geopolitical conflict; technical problems with our research and products; the risks associated with cyberattacks, data breaches, computer viruses and other similar security threats; changes affecting the medical device industry; our ability to develop new sales channels for our products such as the hospital or homecare distributor channels; adverse international health care regulation impacting current international business; our ability to renew our line of credit or obtain additional credit as necessary; and our ability to protect and expand our intellectual property portfolio, as well as other factors we may describe from time to time in the company’s reports filed with the Securities and Exchange Commission (including the company’s most recent Annual Report on Form 10-K, as amended from time to time, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K). Investors should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or potentially inaccurate assumptions investors should take into account when making investment decisions. Shareholders and other readers should not place undue reliance on “forward-looking statements,” as such statements speak only as of the date of this press release. We undertake no obligation to update them in light of new information or future events.

Contacts

Brad Nagel, Chief Financial Officer
(952) 758-9299
investorrelations@electromed.com

Mike Cavanaugh, Investor Relations
ICR Westwicke
(617) 877-9641
mike.cavanaugh@westwicke.com